Exhibit 99.1

CONFIDENTIAL

EXECUTION VERSION

SUPPORT AGREEMENT

This SUPPORT AGREEMENT (this “Agreement”), dated January 7, 2024, is by and among [•] (“Stockholder”), Merck Sharpe & Dohme LLC, a New Jersey limited liability company (“Parent”), and Hawaii Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”).

WHEREAS, concurrently with the execution and delivery of this Agreement, Parent, Merger Sub and Harpoon Therapeutics, Inc., a Delaware corporation (the “Company”), are entering into an Agreement and Plan of Merger, dated as of the date hereof (as the same may be amended or modified after the date hereof, the “Merger Agreement”), pursuant to which, among other things, Merger Sub will be merged with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly owned subsidiary of Parent, on the terms and subject to the conditions set forth in the Merger Agreement and in accordance with the General Corporation Law of the State of Delaware; and

WHEREAS, as a condition and inducement to the willingness of Parent and Merger Sub to enter into the Merger Agreement, Stockholder is entering into this Agreement concurrently with the execution and delivery of the Merger Agreement.

NOW, THEREFORE, in consideration of the foregoing and of the representations, warranties, covenants and agreements set forth in this Agreement and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

1.	Certain Definitions.

For the purposes of this Agreement, capitalized terms used and not otherwise defined in this Agreement shall have the respective meanings ascribed to them in the Merger Agreement.

“Additional Owned Shares” means all Company Shares and any other securities of the Company that are beneficially owned by Stockholder or any of its Affiliates and that are acquired after the date hereof and prior to the termination of this Agreement.

“Affiliate” means, as to any Person, any other Person that, directly or indirectly, controls, or is controlled by, or is under common control with, such Person; provided that the Company shall be deemed not to be an Affiliate of Stockholder. For this purpose, “control” (including, with its correlative meanings, “controlled by” and “under common control with”) means the possession, directly or indirectly, of the power to direct or cause the direction of management or policies of a Person, whether through the ownership of securities or partnership or other ownership interests, by contract or otherwise.

“beneficial ownership” (and related terms such as “beneficially owned” or “beneficial owner”) has the meaning set forth in Rule 13d-3 under the Exchange Act.

“Business Day” means any day other than Saturday, Sunday or any day on which commercial banks in New York, New York are authorized or required by applicable Law to remain closed.

“Company Shares” means the issued and outstanding shares of common stock, par value $0.0001 per share, and the issued and outstanding shares of Series A preferred stock, par value $0.0001 per share, of the Company.

“Covered Shares” means the Owned Shares and any Additional Owned Shares.

“Liens” means any liens, pledges, claims, options, proxies, voting trusts or agreements, security interests, understandings or arrangements or any other encumbrances whatsoever on title, transfer or exercise of any rights of a stockholder in respect of the Owned Shares (other than as created by this Agreement or restrictions on transfer under applicable securities Laws).

“Owned Shares” means all Company Shares that are beneficially owned by Stockholder or any of its Affiliates as of the date hereof, as set forth on Schedule 1.

“Transfer” means, with respect to any Covered Share, the sale (including short sale), assignment, transfer, tender, pledge, encumbrance, grant of a participation interest in, hypothecation, placement in trust or other disposition of (whether by sale, merger, consolidation, liquidation, dissolution, dividend, distribution, gift or otherwise) of such Covered Share or the beneficial ownership thereof, whether voluntarily or by operation of Law, the limitation of the right, title or interest or right to vote in any manner with respect thereto, the offer to make such a transfer or other disposition, or the option, agreement, arrangement or understanding, whether or not in writing, to effect any of the foregoing. As a verb, “Transfer” shall have a correlative meaning.

2.	Voting Agreement; Irrevocable Proxy.

(a) Voting Agreement. Upon the terms and subject to the conditions of this Agreement, at any meeting of the stockholders of the Company, however called, or at any adjournment or postponement thereof, or in any other circumstance in which the vote, consent or other approval of the stockholders of the Company is sought (including the Stockholders’ Meeting), Stockholder shall, and shall cause the holder of record of any Covered Shares to, (i) appear (in person or by proxy) at each such meeting or otherwise cause all Covered Shares to be counted as present thereat for purposes of calculating a quorum and (ii) vote (or cause to be voted) all Covered Shares:

(1) in favor of (i) the adoption of the Merger Agreement, the Merger and the approval of all agreements related to the Merger and any actions related thereto; (ii) without limitation of the preceding clause (i), the approval of any proposal to adjourn or postpone any such meeting to a later date if there are not sufficient votes for adoption of the Merger Agreement on the date on which such meeting is held and (iii) each of the Transactions;

(2) against any Acquisition Proposal;

(3) against any (i) merger, amalgamation, consolidation, combination, share exchange, business combination, sale of material assets, reorganization, recapitalization, dissolution, liquidation or winding up of or by, or any other extraordinary corporate transaction involving, the Company, (ii) sale, lease, license or transfer of a material amount of assets (including, for the avoidance of doubt, any Company Product or Intellectual Property) of the Company or agreement relating to the foregoing (other than the Merger Agreement and the Transactions) or (iii) any change in or to the Company Board that is not recommended or approved by the Company Board; and

(4) against any proposal, action or agreement that would reasonably be expected to (i) prevent, nullify or result in a breach of any provision of this Agreement; (ii) result in any of the conditions to the Merger set forth in Article 7 of the Merger Agreement not being satisfied on or prior to the Outside Date, or (iii) materially impede, interfere with, delay or prevent the consummation of the Transactions.

Additionally, Stockholder shall not propose, commit or agree to take any action inconsistent with any of the foregoing clauses (1), (2), (3) and (4).

(b) Irrevocable Proxy.

(i) Stockholder hereby revokes (or agrees to cause to be revoked) any and all proxies that it has heretofore granted with respect to the Covered Shares. Stockholder hereby irrevocably appoints Parent as attorney-in-fact and proxy, with full power of substitution, for and on its behalf, for and in the name, place and stead of Stockholder, to (x) vote, express consent or dissent or issue instructions to the holder of record of any Covered Shares to vote such Covered Shares in accordance with the provisions of Section 2 at any meeting of the stockholders of the Company, and (y) grant or withhold, or issue instructions to the holder of record of any Covered Shares to grant or withhold, in accordance with the provisions of Section 2, all written consents with respect to the Covered Shares.

(ii) The foregoing proxy shall be deemed to be a proxy coupled with an interest, is irrevocable (and as such shall survive and not be affected by the death, incapacity, mental illness or insanity of Stockholder) and shall not be terminated by operation of any Law or upon the occurrence of any other event other than the termination of this Agreement in accordance with Section 7. Stockholder hereby affirms that the irrevocable proxy set forth in this Section 2(b) is given in connection with, and granted in consideration of and as an inducement to Parent entering into the Merger Agreement and that such irrevocable proxy is given to secure the obligations of the Stockholder under Section 2(a). Parent covenants and agrees with Stockholder that Parent will exercise the foregoing proxy consistent with the provisions of Section 2(a).

3.	No Disposition or Solicitation.

(a) No Disposition or Adverse Act. Stockholder hereby covenants and agrees that, except as contemplated by this Agreement or the Merger Agreement or with the prior written consent of Parent, Stockholder shall not: (i) offer to Transfer, Transfer or consent to any Transfer of any or all of the Covered Shares or any interest therein (other than Transfers by operation of law, in which case this Agreement shall bind the transferee), (ii) enter into any Contract with respect to any Transfer of any or all Covered Shares or any interest therein, (iii) grant any proxy, consent, power-of-attorney, right of first offer or refusal or other authorization in or with respect to any or all of the Covered Shares other than as required to effect Stockholder’s voting obligations in Section 2, (iv) deposit or permit the deposit of any or all of the Covered Shares into a voting trust or enter into a voting agreement or arrangement with respect to any or all of the Covered Shares other than as required to effect Stockholder’s voting obligations in Section 2, (v) create or permit to exist any Lien (other than restrictions on Transfer or voting as created by this Agreement or under applicable securities Laws) on any of the Covered Shares or (vi) take or permit any other action that would in any way restrict, limit or interfere with the performance of Stockholder’s obligations hereunder in any material respect or otherwise make any representation or warranty of Stockholder herein untrue or incorrect in any material respect. Any attempted Transfer of Covered Shares or any interest therein in violation of this Section 3(a) shall be null and void. No Stockholder shall or shall permit any Person under such Stockholder’s control to, and shall direct its and their respective Representatives not to, seek or solicit any such Transfer, Contract or Lien. Notwithstanding the foregoing, any Stockholder who is an individual may Transfer Covered Shares (A) to any member of such Stockholder’s immediate family (i.e., spouse, lineal descendant or antecedent, brother or sister, adopted child or grandchild or the spouse of any child, adopted child, grandchild or adopted grandchild), (B) to a trust for the sole benefit of such Stockholder or any member of such Stockholder’s immediate family, or (C) to effect a cashless exercise for the sole purpose of paying the exercise price of Company Stock Options or Company Warrants or to cover Tax withholding obligations in connection with any such exercise or the vesting and settlement of Company RSUs to the extent permitted by the instruments representing such Company Stock Options or Company RSUs; provided that any such Transfer in clauses (A) or (B) shall be permitted only if the applicable transferee executes a joinder to this Agreement, in a form reasonably acceptable to Parent and Merger Sub, and delivers such executed joinder to Parent and Merger Sub as soon as practicable after such Transfer, pursuant to which such transferee shall be bound by all of the terms and provisions of this Agreement. Further, notwithstanding the foregoing, any Stockholder that is an entity may Transfer Covered Shares to a controlled Affiliate or any general or limited partnership, limited liability company or other entity that is an Affiliate (including, for the avoidance of doubt, where the undersigned is a partnership, to its general partner or a successor partnership or fund, or any other funds managed by such partnership) of the Stockholder; provided that such Transfer shall be permitted only if the applicable transferee executes a joinder to this Agreement, in a form reasonably acceptable to Parent and Merger Sub, and delivers such executed joinder to Parent and Merger Sub as soon as practicable after such Transfer, pursuant to which such transferee shall be bound by all of the terms and provisions of this Agreement.

(b) Non-Solicitation. Subject to Section 8, Stockholder shall, and shall direct its Representatives to, immediately cease any and all existing discussions or negotiations with any parties (or provision of any nonpublic information to any parties) conducted heretofore with respect to any Acquisition Proposal or potential Acquisition Proposal. Until the termination of this Agreement pursuant to, and in accordance with, Section 7, Stockholder shall not, and Stockholder shall not authorize or knowingly permit any of its Representatives to, directly or indirectly: (i) solicit, initiate, propose or knowingly encourage or knowingly facilitate any inquiry or the submission of proposal or offer, or the making, submission or announcement of any inquiry, proposal or offer, which constitutes or could reasonably be expected to lead to an Acquisition Proposal, (ii) except to the extent the Company is permitted to do so under Section 6.9 of the Merger Agreement, enter into, continue or otherwise participate in discussions or any negotiations regarding, furnish to any Person any information or data relating to the Company in connection with, or afford access to the business, personnel, properties, assets, books or records of the Company in connection with, or otherwise cooperate with any Person with respect to, any Acquisition Proposal or any inquiry, proposal or offer that could reasonably be expected to lead to an Acquisition Proposal or take any action or omit to take any action that the Company is not permitted to take or omit to take under Section 6.9 of the Merger Agreement, or (iii) resolve, propose or agree to do any of the foregoing. Without limiting the foregoing, it is agreed that, for purposes of determining whether a breach of this Section 3(b) has occurred, the actions of any Representative of Stockholder shall be deemed to be the actions of Stockholder, and Stockholder shall be responsible for any breach of this Section 3.2(b) by any Representative of Stockholder acting on behalf of Stockholder. For purposes of this Section 3(b), the term “Person” shall not include Parent, Merger Sub or any other Affiliate of Parent, or any of its or their Representatives. Notwithstanding anything to the contrary contained in this Agreement, Stockholder and its Representatives may in any event inform a Person that has made or, to the knowledge of the Company, is considering making any inquiry, indication of interest, proposal or offer relating to an Acquisition Proposal of the provisions of this Section 3(b).

4.	Additional Agreements.

(a) Certain Events; Additional Owned Shares. In the event of any stock split, stock dividend, merger, reorganization, recapitalization or other change in the capital structure of the Company affecting the Covered Shares or the acquisition by Stockholder or any of its Affiliates of Additional Owned Shares, the type and number of Covered Shares shall be adjusted appropriately. In the event that a Stockholder acquires record or beneficial ownership of, or the power to vote or direct the voting of, any Additional Owned Shares, such Additional Owned Shares shall, without further action of the parties, be subject to the provisions of this Agreement, and the number of Company Shares set forth on Schedule I opposite the name of such Stockholder will be deemed amended accordingly. Each Stockholder shall promptly notify Parent in writing of any such event and of the number of Additional Owned Shares acquired.

(b) Stop Transfer. In furtherance of this Agreement, Stockholder hereby authorizes and instructs the Company (including through the Company’s transfer agent) to enter a stop transfer order with respect to all of the Covered Shares to prevent the Transfer of any thereof on the books of the Company in violation of this Agreement, and authorizes the Company to legend the certificates or book-entry records evidencing the Covered Shares to reflect that such Covered Shares are subject to this Agreement.

(c) Waiver of Appraisal and Dissenters’ Rights and Actions. Stockholder hereby (i) irrevocably waives and agrees not to exercise any and all rights of appraisal or rights to dissent from the Merger that Stockholder may have and (ii) agrees not to commence or join in, and to take all actions necessary to opt out of, any class in any class action with respect to any claim, derivative or otherwise, against Parent, Merger Sub, the Company, the Company’s directors or any of their respective Affiliates or successors, in each case, relating to the negotiation, execution or delivery of this Agreement or the Merger Agreement or the consummation of the Merger, including any claim (A) challenging the validity of, or seeking to enjoin the operation of, any provision of this Agreement or the Merger Agreement, (B) alleging a breach of any fiduciary duty of the Company Board in connection with the Merger Agreement or any of the Transactions, (C) with respect to SEC disclosure (or other disclosure to the holders of Company Shares) in connection with this Agreement or the Merger Agreement or the transactions contemplated hereby or thereby or (D) against Parent, Merger Sub or their respective Representatives in connection with this Agreement or the Merger Agreement or the transactions contemplated hereby or thereby.

(d) Communications. Unless required by applicable Law, Stockholder shall not issue or cause the publication of any press release or other public announcement with respect to the Merger or this Agreement or the Merger Agreement without the prior consent of Parent; provided that Stockholder may share information with respect to the Merger, this Agreement or the Merger Agreement on a need to know basis with respect to its investors who are subject to a confidentiality agreement and agree and acknowledge to maintain such information as confidential. Stockholder hereby (i) consents to and authorizes the publication and disclosure by Parent or any of its Affiliates of Stockholder’s identity and holding of Covered Shares, the existence of this Agreement, the nature of Stockholder’s commitments, arrangements and understandings under this Agreement and any other information related to the subject matter of this Agreement, in each case, that Parent or the Company reasonably determines is required to be disclosed by applicable Law in any press release, any schedules and documents filed by Parent or the Company with the SEC or any other disclosure document in connection with the Transactions and (ii) Stockholder agrees to promptly (A) provide Parent any information related to such Stockholder that Parent or the Company may reasonably require for the preparation of any such disclosure documents and (B) notify Parent of any required corrections with respect to any written information supplied by Stockholder specifically for use in any such disclosure document if and to the extent that any such information shall have become false or misleading in any material respect or to correct any material omissions therefrom.

(e) Spousal Consent. If Stockholder is married and any of the Covered Shares may constitute community property or otherwise need spousal or other approval for this Agreement to be legal, valid and binding, Stockholder shall deliver to Parent and Merger Sub, concurrently herewith, a duly executed consent of Stockholder’s spouse, in the form attached hereto as Exhibit A.

(f) Reasonable Efforts. Stockholder agrees to execute and deliver such additional documents as Parent may reasonably request and use its reasonable best efforts to take, or cause to be taken, all appropriate actions, and to do, or cause to be done, all things necessary, proper or advisable under applicable Laws to consummate and make effective the transactions contemplated hereby as promptly as practicable. Without limiting the foregoing, Stockholder shall execute and deliver to Parent and any of its designees any proxies, including with respect to Additional Owned Shares, reasonably requested by Parent with respect to Stockholder’s voting obligations under this Agreement.

(g) Notice of Certain Events. Stockholder shall promptly notify Parent of any development occurring after the date hereof that causes, or that would reasonably be expected to cause, any material breach of any of the representations and warranties of Stockholder set forth in Section 5.

5.	Representations and Warranties of Stockholder.

Stockholder hereby represents and warrants to Parent and Merger Sub as set forth below.

(a) Title. Stockholder is the sole record or beneficial owner of (i) the Owned Shares and (ii) the securities of the Company convertible into or exchangeable or exercisable for Owned Shares or other securities of the Company, in each case, set forth on Schedule 1 (the “Disclosed Owned Securities”). The Disclosed Owned Securities constitute all of the securities of the Company owned of record or beneficially by Stockholder or its Affiliates on the date hereof and neither Stockholder nor any of its Affiliates is the beneficial owner of, or has any right to acquire (whether currently, upon lapse of time, following the satisfaction of any conditions, upon the occurrence of any event or any combination of the foregoing) any Company Shares or any other securities of the Company or any securities of the Company convertible into or exchangeable or exercisable for Company Shares or such other securities of the Company, in each case other than the Disclosed Owned Securities. Stockholder has sole voting power, sole power of disposition and sole power to issue instructions with respect to the matters set forth in Sections 3 and 4 hereof and all other matters set forth in this Agreement and to agree to all of the matters set forth in this Agreement, in each case, with respect to all of the Covered Shares with no limitations, qualifications or restrictions on such rights, subject to applicable securities Laws and the terms of this Agreement. Except as permitted by this Agreement, the Covered Shares and the certificates representing such Covered Shares, if any, are now, and at all times during the term hereof will be, held by Stockholder, or by a nominee or custodian for the benefit of Stockholder, free and clear of any and all Liens (other than as created by this Agreement or under applicable securities Laws).

(b) Organization. If Stockholder is not a natural person, such Stockholder is duly organized, validly existing and in good standing under the Laws of the jurisdiction in which it is incorporated or constituted and has all requisite corporate, limited liability company, partnership or trust power and authority to own, lease or otherwise hold and operate such Stockholder’s assets and properties and to carry on such Stockholder’s business as now conducted.

(c) Authority. If such Stockholder is not an individual, it has the requisite corporate, limited liability company, partnership or trust power and authority, and has taken all action necessary, to execute and deliver this Agreement and to perform its obligations under this Agreement. If such Stockholder is an individual, such Stockholder has full legal capacity, right and authority to execute and deliver this Agreement and to perform such Stockholder’s obligations under this Agreement. No other proceedings or actions on the part of Stockholder or, if applicable, its board of directors, trustees, other governing body, are necessary to authorize the execution, delivery or performance of this Agreement or the consummation of the transactions contemplated hereby.

(d) Validity of Agreement. This Agreement has been duly and validly executed and delivered by Stockholder and, assuming this Agreement constitutes the legal, valid and binding agreement of Parent and Merger Sub, constitutes the legal, valid and binding agreement of Stockholder, enforceable against Stockholder in accordance with its terms, subject to the Bankruptcy and Equity Exception. If Stockholder is married, and any of the Covered Shares may constitute community property or spousal approval is otherwise necessary for this Agreement to be legal, valid and binding, this Agreement has been duly and validly authorized, executed and delivered by, and constitutes the legal, valid and binding obligation of, Stockholder’s spouse, enforceable against Stockholder’s spouse in accordance with its terms, subject to the Bankruptcy and Equity Exception.

(e) No Conflict or Default. Except as may be required under the Exchange Act, no action by or in respect of, or filing by or with, any other Person is necessary for the execution, delivery or performance of this Agreement by Stockholder, the consummation by Stockholder of the transactions contemplated hereby and the compliance by Stockholder with the provisions hereof. The execution, delivery or performance of this Agreement by Stockholder do not, and the consummation by Stockholder of the transactions contemplated hereby and compliance with the provisions hereof will not: (i) result in any violation or breach of, or default (with or without notice or lapse of time, or both) under, require any consent or other action by any Person under, or give rise to a right of, or result in, termination, modification, cancellation or acceleration of any obligation or to the loss of a benefit under any note, bond, mortgage, indenture, lease, license, permit, contract, commitment, arrangement, understanding, agreement or other instrument or obligation of any kind, including any voting agreement, proxy arrangement, pledge agreement, shareholders agreement or voting trust, to which Stockholder is a party or by which Stockholder or any of Stockholder’s properties or assets may be bound or result in the creation of any Lien upon the Covered Shares (other than as created by this Agreement or under applicable securities Laws), (ii) conflict with or violate any Laws or Judgment applicable to Stockholder or any of Stockholder’s properties or assets, or (iii) if Stockholder is not a natural person, contravene or conflict with Stockholder’s certificate of incorporation and bylaws, trust agreement or other organizational documents, as applicable, other than in the cases of clauses (i) and (ii), any such any violation, breach, default, action, termination, modification, cancellation, acceleration, loss of benefit, Lien or conflict that would not adversely affect in any material respect the ability of Stockholder to perform its obligations hereunder or consummate the transactions contemplated hereby.

(f) Absence of Litigation. There is no Proceeding before or by any Governmental Authority pending or, to the knowledge of Stockholder, threatened against or affecting such Stockholder or any of its properties, assets or Affiliates (including the Covered Shares) that would reasonably be expected to, impair or delay the ability of Stockholder to perform its obligations under this Agreement, or consummate the transactions contemplated hereby, on a timely basis.

(g) Proxy. Except for this Agreement, none of the Stockholder’s Covered Shares are subject to any voting agreement, voting trust or other Contract, including any proxy, consent or power of attorney, with respect to the voting of the Covered Shares on the date hereof. Stockholder further represents that any proxies heretofore given in respect of the Covered Shares, if any, are revocable.

(h) Finders and Brokers. No agent, broker, finder, investment banker, Person or firm acting on behalf of the Stockholder or under the Stockholder’s authority is or will be entitled to any advisory, brokerage, finder’s or other similar fee or commission or reimbursement of expenses in connection with this Agreement or any of the transactions contemplated hereby.

(i) Receipt; Reliance. Stockholder has received and reviewed a copy of the Merger Agreement. Stockholder understands and acknowledges that Parent and Merger Sub are entering into the Merger Agreement in reliance upon Stockholder’s execution, delivery and performance of this Agreement.

6.	Representations and Warranties of Parent and Merger Sub.

Parent and Merger Sub hereby represent and warrant to Stockholder as set forth below.

(a) Organization. Each of Parent and Merger Sub is a legal entity duly organized, validly existing and, where such concept is recognized, in good standing under the Laws of its respective jurisdiction of organization.

(b) Authority. Each of Parent and Merger Sub has all requisite corporate or similar power and authority to execute and deliver this Agreement and to perform its obligations under this Agreement. The execution, delivery and performance of its obligations under this Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized by all necessary corporate action of Parent and Merger Sub and no other corporate proceedings on the part of Parent are necessary to authorize the consummation of the transactions contemplated hereby and the performance of Parent’s or Merger Sub’s respective obligations under this Agreement.

(c) Validity of Agreement. This Agreement has been duly and validly executed and delivered by Parent and Merger Sub and, assuming this Agreement constitutes the legal, valid and binding agreement of Stockholder, constitutes the legal, valid and binding agreement of Parent and Merger Sub, enforceable against Parent and Merger Sub in accordance with its terms, subject to the Bankruptcy and Equity Exception.

7.

Termination. This Agreement shall terminate automatically, without any notice or other action by any Person, upon the earliest of (a) the mutual written consent of Parent and Stockholder, (b) the Effective Time, and (c) the termination of the Merger Agreement in accordance with its terms. Upon termination of this Agreement, no party shall have any further obligations or liabilities under this Agreement; provided that (i) nothing in this Agreement shall relieve any party from liability for any Willful Breach of this Agreement prior to its termination and (ii) this Section 7 and Section 9 shall survive any termination of this Agreement.

8.

No Limitation. Stockholder signs this Agreement solely in such Stockholder’s capacity as a stockholder of the Company, and not in such Stockholder’s capacity as a director, officer or employee of the Company. Nothing in this Agreement shall be construed to prohibit Stockholder from taking any action (or failure to act) in his or her capacity as an officer or member of the Company Board or from taking any action with respect to any Acquisition Proposal solely in their capacity as such an officer or director or in the exercise of his or her fiduciary duties in his or her capacity as director or officer of the Company, or prevent or be construed to create any obligation on the part of any director or officer of the Company from taking any action in his or her capacity as such director or officer, and no action taken solely in any such capacity as an officer or director of the Company shall be deemed to constitute a breach of this Agreement.

9.	Miscellaneous.

(a) Entire Agreement; Third-Party Beneficiaries. This Agreement constitutes the entire agreement between the parties with respect to the subject matter of this Agreement and supersedes all prior agreements and understandings, both oral and written, between the parties with respect to the subject matter of this Agreement. This Agreement shall be binding upon and inure solely to the benefit of each party and their respective successors and assigns, and nothing in this Agreement, express or implied, is intended to confer upon any Person other than the parties or their respective heirs, successors, executors, administrators and assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement.

(b) No Assignment. No party may assign, delegate or otherwise transfer any of its rights or obligations under this Agreement without the consent of each other party, except that Parent or Merger Sub may transfer or assign, in whole or in part, its rights and obligations under this Agreement to any of its Affiliates; provided that such transfer or assignment shall not relieve Parent or Merger Sub of its obligations hereunder or enlarge, alter or change any obligation of any other party or due to Parent or Merger Sub.

(c) Binding Successors. Without limiting any other rights Parent may have hereunder in respect of any Transfer of the Covered Shares, Stockholder agrees that this Agreement and the obligations hereunder shall attach to the Covered Shares beneficially owned by Stockholder and its Affiliates and shall be binding upon any Person to which legal or beneficial ownership of such Covered Shares shall pass, whether by operation of Law or otherwise, including Stockholder’s heirs, guardians, administrators, representatives or successors.

(d) Modification or Amendments. Any provision of this Agreement may be amended or waived if, but only if, such amendment or waiver is in writing and is signed, in the case of an amendment, by each party or, in the case of a waiver, by each party against whom the waiver is to be effective.

(e) Notice. All notices and other communications hereunder shall be in writing and shall be deemed given and received (a) upon receipt, if delivered personally, (b) two Business Days after deposit in the mail, if sent by registered or certified mail, (c) on the next Business Day after deposit with an overnight courier, if sent by overnight courier, (d) upon transmission, if sent by email transmission prior to 6:00 p.m., the recipient’s local time on a Business Day or (e) on the next Business Day following transmission, if sent by email transmission after 6:00 p.m., the recipient’s local time or on a day that is not a Business Day; provided that the notice or other communication is sent to the address or email address set forth beneath the name of such party below (or to such other address or email address as such party shall have specified in a written notice to the other parties):

If to Stockholder:

At the address and email set forth on Schedule 1 hereto.

with a copy to (which shall not constitute notice):

Harpoon Therapeutics, Inc.

611 Gateway Boulevard, Suite 400

South San Francisco, CA 94080

Attention: Julie Eastland, Chief Executive Officer

                 James Bucher, Chief Legal Officer

Email: [***]

            [***]

If to Parent or Merger Sub:

Merck Sharpe & Dohme LLC

126 East Lincoln Avenue

P.O. Box 2000

Rahway, NJ 07065 USA

Attention: Office of Secretary

Email: [***]

with a copy to (which shall not constitute notice):

Merck Sharpe & Dohme LLC

126 East Lincoln Avenue

P.O. Box 2000

Rahway, NJ 07065 USA

Attention: Senior Vice President, Business Development

with a copy to (which shall not constitute notice):

Covington & Burling LLP

One CityCenter

850 Tenth Street, NW

Washington, DC 20001-4956

Attention: Catherine Dargan;

                 Andrew Fischer

                 Michael J. Riella

Email:      cdargan@cov.com;

                 afischer@cov.com

                 mriella@cov.com

(f) Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other Governmental Authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such a determination, the parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the fullest extent possible.

(g) No Waiver. No failure or delay by any party in exercising any right, power, remedy or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any right, power or privilege.

(h) Governing Law. This Agreement shall be governed by, and construed in accordance with, and all disputes arising out of or in connection with this Agreement or the transactions contemplated hereby shall be resolved under, the Law of the State of Delaware regardless of the Law that might otherwise govern under applicable principles of conflicts of laws thereof.

(i) Jurisdiction. The parties agree that any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby (whether brought by any party or any of its Affiliates or against any party or any of its Affiliates) shall be brought in the Delaware Courts, and each of the parties irrevocably consents to the exclusive jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such suit, action or proceeding and irrevocably and unconditionally waives, to the fullest extent permitted by Law, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. Process in any such suit, action or proceeding may be served on any party anywhere in the world, whether within or without the jurisdiction of any such court. Without limiting the foregoing, each party agrees that service of process on such party as provided in Section 9(e) shall be deemed effective service of process on such party.

(j) Waiver of Jury Trial. EACH OF THE PARTIES TO THIS AGREEMENT IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY.

(k) Enforcement. The parties agree that irreparable damage would occur and that the parties would not have any adequate remedy at law in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached, except as expressly provided in the following sentence. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches or threatened breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in the Delaware Courts and, in any action for specific performance, each party waives the defense of adequacy of a remedy at law and waives any requirement for the securing or posting of any bond in connection with such remedy, this being in addition to any other remedy to which they are entitled at law or in equity (subject to the limitations set forth in this Agreement). The parties further agree that (i) by seeking the remedies provided for in this Section 9(k), a party shall not in any respect waive its right to seek any other form of relief that may be available to a party under this Agreement (including monetary damages) for breach of any of the provisions of this Agreement or in the event that this Agreement has been terminated or in the event that the remedies provided for in this Section 9(k) are not available or otherwise are not granted, and (ii) nothing set forth in this Section 9(k) shall require any party to institute any action or proceeding for (or limit any party’s right to institute any action or proceeding for) specific performance under this Section 9(k) prior or as a condition to exercising any termination right under Section 7 (and pursuing damages after such termination).

(l) Interpretation. When a reference is made in this Agreement to Sections, such reference shall be to a Section of this Agreement unless otherwise indicated. Whenever the words “include”, “includes” or “including” are used in this Agreement they shall be deemed to be followed by the words “without limitation.” The word “or” shall not be exclusive. “Extent” in the phrase “to the extent” means the degree to which a subject or other thing extends, and such phrase does not mean simply “if.” References to “dollars” or “$” are to United States of America dollars. References (i) to any Law shall be deemed to refer to such Law as amended from time to time and to any rules, regulations or interpretations promulgated thereunder, (ii) to any Person include the successors and permitted assigns of that Person, (iii) from or through any date mean, unless otherwise specified, from and including or through and including, respectively, and (iv) to the “date hereof” means the date of this Agreement. The headings set forth in this Agreement are for convenience of reference purposes only and shall not affect or be deemed to affect in any way the meaning or interpretation of this Agreement or any term or provision hereof. When reference is made herein to a Person, such reference shall be deemed to include all direct and indirect Subsidiaries of such Person unless otherwise indicated or the context otherwise requires. All references herein to the Subsidiaries of a Person shall be deemed to include all direct and indirect Subsidiaries of such Person unless otherwise indicated or the context otherwise requires. The parties agree that they have been represented by counsel during the negotiation and execution of this Agreement and, therefore, waive the application of any Law, regulation, holding or rule of construction providing that ambiguities in an agreement or other document will be construed against the party drafting such agreement or document.

(m) Counterparts. This Agreement may be executed (including by electronic signature) in several counterparts, each of which shall be deemed an original and all of which shall constitute one and the same instrument. The exchange of a fully executed Agreement (in counterparts or otherwise) by email (in .pdf or ..tiff format) shall be sufficient to bind the parties to the terms and conditions of this Agreement.

(n) Expenses. Except as otherwise expressly provided in this Agreement, all direct and indirect costs and expenses incurred in connection with this Agreement shall be borne by the party incurring such expenses.

(o) Remedies. Except as otherwise provided in this Agreement, any and all remedies expressly conferred upon a party to this Agreement will be cumulative with, and not exclusive of, any other remedy contained in this Agreement, at law or in equity. The exercise by a party to this Agreement of any one remedy will not preclude the exercise by it of any other remedy.

(p) No Ownership Interest. Nothing contained in this Agreement shall be deemed, upon execution, to vest in Parent or Merger Sub any direct or indirect ownership or incidence of ownership of or with respect to any Covered Shares. All rights, ownership and economic benefits of and relating to the Covered Shares shall remain vested in and belong to Stockholder, and Parent and Merger Sub shall have no authority to manage, direct, superintend, restrict, regulate, govern or administer any of the policies or operations of the Company or exercise any power or authority to direct Stockholder in the voting of any of the Covered Shares, except as otherwise provided in this Agreement.

(q) No Agreement Until Executed. This Agreement shall not be effective unless and until (a) the Merger Agreement is executed by all parties thereto and (b) this Agreement is executed by all parties hereto.

(Remainder of Page Intentionally Left Blank)

IN WITNESS WHEREOF, Parent, Merger Sub and Stockholder have caused this Agreement to be signed and delivered as of the date first written above.

MERCK SHARPE & DOHME LLC

By:
Name:
Title:

HAWAII MERGER SUB, INC.

By:
Name:
Title:

STOCKHOLDER (if an entity):

Name of Stockholder:

By:
Name:
Title:

STOCKHOLDER (if an individual):

Name:

Signature:

SCHEDULE 1

DISCLOSED OWNED SECURITIES AND NOTICE ADDRESS

Name and Contact Information for Stockholder	Number of Shares of Common Stock Beneficially Owned	Number of Shares of Series A Preferred Stock Beneficially Owned	Additional Disclosed Owned Securities
[NAME] [ADDRESS] Attention: [•] Email: [•]

EXHIBIT A

CONSENT OF SPOUSE

In consideration of the execution of that certain Support Agreement (the “Support Agreement”), dated January 7, 2024, by and among [•] (“Stockholder”), Merck Sharpe & Dohme LLC, a Delaware limited liability company, and Hawaii Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Parent, I, the undersigned, spouse of the Stockholder, have been given a copy of, and have had an opportunity to review, the Support Agreement and clearly understand the provisions contained therein.

I hereby approve the Support Agreement and appoint my spouse as my attorney-in-fact in respect to the exercise of any rights under the Support Agreement. I agree to be bound by and accept the provisions of the Support Agreement in lieu of all other direct or indirect legal, equitable, beneficial, representative community property or other interest I may have in the Covered Shares (as defined in the Support Agreement) held by my spouse under the laws in effect in the state or other applicable jurisdiction of our residence as of the date of the signing of the Support Agreement.

(Signature)

Name:
(Please Print)

Dated:	__________________________, 2024